                                                                    EXHIBIT 99.4

CASE NAME:       KEVCO GP, INC.                                    ACCRUAL BASIS

CASE NUMBER:     401-40786-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------
                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                  TREASURER
---------------------------------------        --------------------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                    DECEMBER 18, 2001
---------------------------------------        --------------------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------        --------------------------------
Original Signature of Preparer                            Title

DENNIS S. FAULKNER                                    DECEMBER 18, 2001
---------------------------------------        --------------------------------
Printed Name of Preparer                                   Date

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 1

CASE NUMBER:     401-40786-BJH-11


COMPARATIVE BALANCE SHEET

                                                             SCHEDULED         MONTH           MONTH
ASSETS                                                         AMOUNT         OCT-01          NOV-01        MONTH
------                                                      ------------   ------------    ------------     -----
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                        0               0               0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                               0               0               0
9.  Total Current Assets                                              0               0               0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                   0               0               0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                  0               0               0
15. Other (Attach List)                                         360,837         360,837         360,837
16. Total Assets                                                360,837         360,837         360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                               0               0
23. Total Post Petition Liabilities                                                   0               0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                  75,885,064      14,891,816      13,358,109
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                     128,815,071     128,791,803     128,791,803
28. Total Pre Petition Liabilities                          204,700,135     143,683,619     142,149,912
29. Total Liabilities                                       204,700,135     143,683,619     142,149,912

EQUITY

30. Pre Petition Owners' Equity                                            (204,339,298)   (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)
32. Direct Charges To Equity (Attach Explanation )(FOOTNOTE)                 61,016,516      62,550,223
33. Total Equity                                                           (143,322,782)   (141,789,075)
34. Total Liabilities and Equity                                                360,837         360,837

This form  x  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO GP, INC.                                 SUPPLEMENT TO

CASE NUMBER:     401-40786-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                  SCHEDULED        MONTH           MONTH
ASSETS                                             AMOUNT         OCT-01          NOV-01          MONTH
------                                           -----------    -----------     -----------       -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                               0              0               0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                     0              0               0

A. Investment in Subsidiaries                        360,837        360,837         360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                         360,837        360,837         360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                     0               0

PRE PETITION LIABILITIES

A. Interco.Payables (FOOTNOTE)                       315,071        291,803         291,803
B. 10 3/8% Senior Sub. Notes                     105,000,000    105,000,000     105,000,000
C. Sr. Sub. Exchangeable Notes                    23,500,000     23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                            128,815,071    128,791,803     128,791,803

CASE NAME:         KEVCO GP, INC.                              ACCRUAL BASIS - 2

CASE NUMBER:       401-40786-BJH-11


INCOME STATEMENT
                                            MONTH        MONTH                    QUARTER
REVENUES                                    OCT-01       NOV-01       MONTH        TOTAL
--------                                    ------       ------       -----       -------

1.   Gross Revenues                                                                   0
2.   Less: Returns & Discounts                                                        0
3.   Net Revenue                               0            0                         0

COST OF GOODS SOLD

4.   Material                                                                         0
5.   Direct Labor                                                                     0
6.   Direct Overhead                                                                  0
7.   Total Cost Of Goods Sold                  0            0                         0
8.   Gross Profit                              0            0                         0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                                   0
10.  Selling & Marketing                                                              0
11.  General & Administrative                                                         0
12.  Rent & Lease                                                                     0
13.  Other (Attach List)                                                              0
14.  Total Operating Expenses                  0            0                         0
15.  Income Before Non-Operating
     Income & Expense                          0            0                         0

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                                  0
17.  Non-Operating Expense (Att List)                                                 0
18.  Interest Expense                                                                 0
19.  Depreciation / Depletion                                                         0
20.  Amortization                                                                     0
21.  Other (Attach List)                                                              0
22.  Net Other Income & Expenses               0            0                         0

REORGANIZATION EXPENSES

23.  Professional Fees                                                                0
24.  U.S. Trustee Fees                                                                0
25.  Other (Attach List)                                                              0
26.  Total Reorganization Expenses             0            0                         0
27.  Income Tax                                                                       0
28.  Net Profit (Loss)                         0            0                         0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 3

CASE NUMBER:     401-40786-BJH-11


CASH RECEIPTS AND                               MONTH            MONTH                     QUARTER
DISBURSEMENTS                                   OCT-01           NOV-01        MONTH        TOTAL
-------------                                   ------           ------        -----       -------

1.  Cash - Beginning Of Month                      0                0                         0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                              0
4.  Post Petition                                                                             0
5.  Total Operating Receipts                       0                0                         0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                            0
7.  Sale of Assets                                                                            0
8.  Other (Attach List)                                                                       0
9.  Total Non-Operating Receipts                   0                0                         0
10. Total Receipts                                 0                0                         0
11. Total Cash Available                           0                0                         0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                               0
13. Payroll Taxes Paid                                                                        0
14. Sales, Use & Other Taxes Paid                                                             0
15. Secured / Rental / Leases                                                                 0
16. Utilities                                                                                 0
17. Insurance                                                                                 0
18. Inventory Purchases                                                                       0
19. Vehicle Expenses                                                                          0
20. Travel                                                                                    0
21. Entertainment                                                                             0
22. Repairs & Maintenance                                                                     0
23. Supplies                                                                                  0
24. Advertising                                                                               0
25. Other (Attach List)                            0                0                         0
26. Total Operating Disbursements                  0                0                         0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                         0
28. U.S. Trustee Fees                                                                         0
29. Other (Attach List)                            0                0                         0
30. Total Reorganization Expenses                  0                0                         0
31. Total Disbursements                            0                0                         0
32. Net Cash Flow                                  0                0                         0
33. Cash - End of Month                            0                0                         0

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CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 4

CASE NUMBER:      401-40786-BJH-11

                                                SCHEDULED          MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT            OCT-01            NOV-01           MONTH
-------------------------                       ---------          ------            ------           -----

1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                       0                0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                       0                0                 0

AGING OF POST PETITION                                      MONTH:   NOVEMBER-01
TAXES AND PAYABLES                                                --------------

                             0 - 30         31 - 60         61 - 90          91 +
TAXES PAYABLE                 DAYS           DAYS            DAYS            DAYS           TOTAL
-------------                ------         -------         -------          ----           -----

1.  Federal                                                                                    0
2.  State                                                                                      0
3.  Local                                                                                      0
4.  Other (Attach List)        0               0               0               0               0
5.  Total Taxes Payable        0               0               0               0               0
6.  Accounts Payable                                                                           0

                                                          MONTH:    NOVEMBER-01
                                                                ---------------
STATUS OF POST PETITION TAXES

                                             BEGINNING TAX        AMOUNT WITHHELD                             ENDING TAX
FEDERAL                                       LIABILITY*          AND/OR ACCRUED          (AMOUNT PAID)       LIABILITY
-------                                      -------------        ---------------         -------------       ----------

1.  Withholding **                                                                                                 0
2.  FICA - Employee **                                                                                             0
3.  FICA - Employer **                                                                                             0
4.  Unemployment                                                                                                   0
5.  Income                                                                                                         0
6.  Other (Attach List)                             0                     0                      0                 0
7.  Total Federal Taxes                             0                     0                      0                 0

STATE AND LOCAL

8.  Withholding                                                                                                    0
9.  Sales                                                                                                          0
10. Excise                                                                                                         0
11. Unemployment                                                                                                   0
12. Real Property                                                                                                  0
13. Personal Property                                                                                              0
14. Other (Attach List)                             0                     0                      0                 0
15. Total State And Local                           0                     0                      0                 0
16. Total Taxes                                     0                     0                      0                 0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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CASE NAME:         KEVCO GP, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:       401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:    NOVEMBER-01
                                                                ---------------

BANK RECONCILIATIONS                          Account # 1       Account # 2
--------------------                          -----------       -----------

A.   BANK:                                                                        Other Accounts        TOTAL
B.   ACCOUNT NUMBER:                                                               (Attach List)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                           0                0
2.   Add: Total Deposits Not Credited                                                     0                0
3.   Subtract: Outstanding Checks                                                         0                0
4.   Other Reconciling Items                                                              0                0
5.   Month End Balance Per Books                      0                 0                 0                0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                        DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                          OF PURCHASE       INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                          -----------       ----------        --------------        -------------
7.

8.

9.

10.  (Attach List)                                                                               0                     0

11.  Total Investments                                                                           0                     0

CASH

12.  Currency On Hand                                                                                                  0
13.  Total Cash - End of Month                                                                                         0

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CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 6

CASE NUMBER:      401-40786-BJH-11
                                                           MONTH:   NOVEMBER-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                           --------------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                     TYPE OF       AMOUNT        TOTAL PAID
            NAME                     PAYMENT        PAID          TO DATE
            ----                     -------       ------        ----------

1.
2.
3.
4.
5.   (Attach List)                                    0                0
6.   Total Payments To Insiders                       0                0

                                  PROFESSIONALS

                                     DATE OF
                                   COURT ORDER                                                          TOTAL
                                   AUTHORIZING          AMOUNT          AMOUNT        TOTAL PAID      INCURRED
                NAME                 PAYMENT           APPROVED          PAID           TO DATE       & UNPAID*
                ----               -----------         --------         ------        ----------      ---------

1.
2.
3.
4.
5.   (Attach List)                                        0                0               0                0
6.   Total Payments To Professionals                      0                0               0                0

       * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                       SCHEDULED        AMOUNTS        TOTAL
                                        MONTHLY          PAID         UNPAID
                                       PAYMENTS         DURING         POST
           NAME OF CREDITOR              DUE             MONTH       PETITION
           ----------------            --------         -------     ----------
1.   Bank of America                                       0        13,358,109
2.
3.
4.
5.   (Attach List)                        0                0                 0
6.   TOTAL                                0                0        13,358,109

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CASE NAME:         KEVCO GP, INC.                              ACCRUAL BASIS - 7

CASE NUMBER:       401-40786-BJH-11                           MONTH: NOVEMBER-01
                                                                    ------------
QUESTIONNAIRE

                                                                                    YES        NO
                                                                                    ---        --

1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                           X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                       X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                          X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                   X

5.   Have any Post Petition Loans been received by the debtor from any party?                  X

6.   Are any Post Petition Payroll Taxes past due?                                             X

7.   Are any Post Petition State or Federal Income Taxes past due?                             X

8.   Are any Post Petition Real Estate Taxes past due?                                         X

9.   Are any other Post Petition Taxes past due?                                               X

10.  Are any amounts owed to Post Petition creditors delinquent?                               X

11.  Have any Pre Petition Taxes been paid during the reporting period?                        X

12.  Are any wage payments past due?                                                           X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                     YES      NO
                                                                                     ---      --
1.  Are Worker's Compensation, General Liability and other necessary insurance
    coverages in effect?                                                              X

2.  Are all premium payments paid current?                                            X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS


    TYPE OF POLICY                  CARRIER              PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
    --------------                  -------              --------------            --------------------------

General Liability                Liberty Mutual           9/1/00-3/1/02              Semi-Annual    $64,657


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CASE NAME:          KEVCO GP, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40786-BJH-11                           ACCRUAL BASIS

                                                          MONTH:    NOVEMBER-01
                                                                ---------------

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER      FOOTNOTE / EXPLANATION
-------      -----------      ----------------------

  1            24             The direct charges to equity are due to the
  1            32             secured debt reductions pursuant to sales of Kevco
                              Manufacturing, L.P.'s operating divisions, the
                              asset sale of the South Region of Kevco
                              Distribution as well as direct cash payments. The
                              secured debt owed to Bank of America by Kevco,
                              Inc. (Case No. 401-40783-BJH-11) has been
                              guaranteed by all of its co-debtors (See Footnote
                              1,27A); therefore, the secured debt is reflected
                              as a liability on all of the Kevco entities. The
                              charge to equity is simply an adjustment to the
                              balance sheet.

  1            27A            Intercompany payables are to co-debtors Kevco
                              Management Co. (Case No. 401-40788-BJH-11), Kevco
                              Distribution, LP (Case No. 401-40789-BJH-11),
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                              401-40785-BJH-11), Kevco, Inc. (Case No.
                              401-40783-BJH-11), DCM Delaware, Inc. (Case No.
                              401-40787-BJH-11), and Kevco Components, Inc.
                              (Case No. 401-40790-BJH-11).